Exhibit 99.01

Contact: Stewart E. McClure, Jr., President and Chief Executive Officer (908) 630-5000

SOMERSET HILLS BANCORP
REPORTS 100% INCREASE IN 1ST QUARTER EARNINGS

Also Announces 5% Stock Dividend and New Summit Branch

BERNARDSVILLE, NEW JERSEY, APRIL 28, 2004…Somerset Hills Bancorp (NASDAQ, Small Cap Market: SOMH) announced that for the quarter ending March 31, 2004, the Company recorded net income of $222,000, double net income of $110,000 for the first quarter 2003. Basic earnings per share increased from $0.04 for the first quarter of 2003 to $0.07 in the current first quarter. The increase in net income was fueled by a $155,000 increase in net interest income, to $1.3 million, as well as a $229,000 decrease in non-interest expense, a decrease in the provision for loan loss of $76,000 and a decrease in state tax of $39,000. This was offset by a decrease in non-interest income of $387,000, attributable to the decline in mortgage activity. Assets grew to $170.4 million during the period, an increase of $20.8 million over the same period in 2003. Total deposits increased to $146.8 million, or $20.3 million, over the same period in 2003. Loan growth increased by $10.2 million from March 31, 2003 to $108.5 million at March 31, 2004 .

        According to Stewart E. McClure, Jr., President and Chief Executive Officer, “Our first quarter results reflect the continued success of our high touch relationship based offerings. On March 31, 2004, our core deposits were 80% of total deposits reflecting our commitment to long term relationships with our local customers.”

        Mr. McClure continued, “We are pleased to announce the planned opening of our fourth branch this fall in Summit, New Jersey (subject to regulatory and local approvals), which we believe is a logical extension of our market area. This new location will provide us with a strategic location in a third county, Union, and another opportunity to introduce our brand of community banking. It will also give us access to adjoining communities with demographics similar to those in our existing markets.”

        Mr. McClure continued, “The Board of Directors of Somerset Hills Bancorp has declared a 5% stock dividend that will be payable on June 2, 2004 to all shareholders of record as of May 17, 2004.” This announcement was made at the Company’s Annual Meeting of Shareholders this morning. This is the third successive year in which a 5% stock dividend has been issued since the holding company was formed in 2001. The Company currently has 2,895,426 million shares of common stock outstanding.

        Somerset Hills Bancorp is a bank holding company formed in January 2001 to own all of the common stock of Somerset Hills Bank, a full service commercial bank with offices in Bernardsville, Mendham and Morristown, New Jersey. Somerset Hills Bank focuses its lending activities on small to medium sized businesses, high net worth individuals, professional practices, and consumer and retail customers living and working in Somerset and Morris counties. The Bank operates a licensed mortgage company subsidiary, Sullivan Financial Services, Inc. and also operates Somerset Hills Wealth Management Services, LLC., a wholly owned subsidiary licensed to provide financial services including financial planning, life, health and property and casualty insurance, mutual funds and annuities for individuals and commercial accounts. The common stock of the Company is traded on NASDAQ under the symbol SOMH and the Company’s warrants to purchase common stock are traded on NASDAQ under the symbol SOMHW.

SOMERSET HILLS BANCORP Consolidated Statements of Operations (Dollars in Thousands Except Per Share Data)

	Three months ended March 31, 2004	Three months ended March 31, 2003
	(Unaudited)	Unaudited
Interest Income

Loans, including fees	$1,561	$1,693
Investment securities	251	119
Federal funds sold	21	20
Interest bearing deposits with other banks	1	6

Total interest income	1,834	1,838

Interest Expense

Deposits	504	649
Federal Home Loan Bank Advances	12	26

Total interest expense	516	675

Net Interest Income	1,318	1,163

Provision for Loan Losses	—	76

Net Interest Income After
Provision for loan Losses	1,318	1,087

Non-Interest Income

Service fees on deposit accounts	67	37
Gains on sales of mortgage loans, net	409	889
Gains on sale of securities	—	6
Other Income	85	16

Total Non-Interest Income	561	948

Non-Interest Expenses

Salaries and employee benefits	866	1,013
Occupancy expense	294	287
Advertising and business promotion	94	97
Stationery and supplies	45	62
Data processing	67	71
Other operating expense	291	356

Total Non-Interest Expenses	1,657	1,886

Income before provision for taxes	222	149

Provision For Income Taxes	—	39

Net Income	$222	$110

Per share data*
Net income –basic	$0.07	$0.04

Net income –diluted	$0.06	$0.04

*Restated to reflect 5% stock dividend in 2003 and 2004

SOMERSET HILLS BANCORP Consolidated Balance Sheets (Dollars in Thousands)

	March 31, 2004	December 31, 2003
	(Unaudited)
ASSETS

Cash and due from banks	$5,181	$7,567
Federal funds sold	4,400	17,200

Total cash and cash equivalents	9,581	24,767

Loans held for sale	13,089	5,110
Investment securities held to matrurity(Approximate
market value of $7,376 in 2004 and $6,121 in 2003)	7,252	6,117
Investment securities available for sale	22,443	15,454

Loans receivable	108,503	108,928
Less allowance for loan losses	(1,405)	(1,417)
Deferred fees	(149)	(137)

Net loans receivable	106,949	107,374

Premises and equipment,net	3,713	3,786
Goodwill, net	1,191	1,191
Bank owned life insurance	5,182	5,122
Accrued interest receivable	536	488
Other assets	488	270

TOTAL ASSETS	$170,424	$169,679

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Deposits
Non-interest bearing deposits-demand	$26,204	$28,995
Interest bearing deposits-NOW, money market and savings	91,246	86,111
Certificates of deposit, under $100,000	20,494	21,554
Certificates of deposit, $100,000 and over	8,882	8,991

Total deposits	146,826	145,651

Federal Home Loan advances	1,000	1,000
Accrued interest payable	93	83
Other liabilities	443	1,224

Total liabilities	148,362	147,958

STOCKHOLDERS’ EQUITY
Preferred stock-1,000,000 shares authorized; none issued	—	—
Common stock- authorized, 10,000,000 shares
of no par value;issued and outstanding,
2,895,426 in 2004 and 2,894,376 in 2003	23,863	23,853
Accumulated deficit	(1,964)	(2,186)
Accumulated other comprehensive loss	163	54

Total stockholders’ equity	22,062	21,721

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$170,424	$169,679

Annual Meeting

April 28, 2004

Welcome To

SMALL BANK
BIG
ideas

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$118,745
$149,788
$169,679
Dec 31, 2001
Dec 31, 2002
Dec 31, 2003

Total Assets

26%
Increase
Over
2001

13%
Increase
Over
2002

SMALL BANK
BIG
ideas

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$116,426
$149,568
$170,424
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004

Total Assets

28%
Increase
Over
2002

14%
Increase
Over
2003

Statement of Operations

Year

Net Income/Loss

Change From Prior Year

2001

$  (560)

2002

$   179

+ 132%

2003

$1,173

+ 555%

Income Trend

2001

2002

2003

2004

1

st

Quarter

$ (232)

$ 17

$ 110

$ 222

2

nd

Quarter

(181)

130

$ 272

3

rd

Quarter

(81)

4

$ 454

4

th

Quarter

(66)

28

$ 338

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$75,005
$98,261
$108,503
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004

Loan Growth - Total Balances

31%
Increase
Over
2002

10%
Increase
Over
2003

Loan Pipe Line

April 2004

Open Commitments

$15,511

Unused Commitments

28,559

Total Open and Unused

$44,070

April 2003

Open Commitments

$  8,590

Unused Commitments

16,643

Total Open and Used

$25,233

SMALL BANK
BIG
ideas

Mortgage
3%
Consumer
25%
Commercial
72%

Loan Mix Composition
Total Balances

March 31, 2004

SMALL BANK
BIG
ideas

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
55%
45%
25%
75%
8%
92%
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
Home Equity Loans
Auto Loans

Consumer Loan Portfolio -
Loan Composition

Home Equity Promotion

Number

Amount

2003 Activity

Applications Received

219

$32,108,000

Lines Closed

165

$23,098,000

2002 Activity

Applications Received

269

$36,379,500

Lines Closed

210

$27,870,500

Third Annual Home Equity
Promotion

Launched February 1, 2004

Number

Amount

Applications Received

113

$16,731,000

Lines Closed

71

$10,440,000

In Process

14

$2,151,000

Net Interest Spread/Margin

12/31/2002

YTD Average

Net Spread

3.17%

3.09%

Net Margin

3.72%

3.52%

12/31/2003

YTD Average

Net Spread

2.58%

3.03%

Net Margin

2.99%

3.41%

3/31/2004

YTD Average

Net Spread

3.08%

3.08%

Net Margin

3.42%

3.44%

SMALL BANK
BIG
ideas

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$101,170
$126,500
$146,826
Mar 2002
Mar 2003
Mar 2004

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$65,378
$85,241
$117,450
Mar 2002
Mar 2003
Mar 2004

Deposit Growth

Total Deposits

Core Deposits

25%
Increase

16%
Increase

30%
Increase

38%
Increase

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56%
9%
35%
60%
7%
33%
72%
8%
20%
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004
Time Deposit
Savings & MMA
Transaction Accounts

Deposit Mix - Total Balances

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,763
2,490
3,450
857
1,273
1,674
1,218
1,423
1,028
Transaction Accounts
Savings and MMA
Time Deposit
Mar 31, 2002
Mar 31, 2003
Mar 31, 2004

Number of Accounts

SMALL BANK BIG ideas

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$35,507
$53,686
$65,493
Mar 2002
Mar 2003
Mar 2004

1,200
1,000
800
600
400
200
0
585
863
1,024
Mar 2002
Mar 2003
Mar 2004

Paramount Checking

Total Balances

Number of Accounts

51%
Increase

22%
Increase

48%
Increase

19%
Increase

$63,000
$62,000
$61,000
$60,000
$59,000
$58,000
$57,000
$58,666
$60,934
$61,960
Mar 2002
Mar 2003
Mar 2004

Paramount Checking -
continued

Average Balance Per Account

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
11,734
13,922
17,750
Mar 2002
Mar 2003
Mar 2004

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3,736
5,803
9,151
Mar 2002
Mar 2003
Mar 2004

Transaction Activity

Teller Transactions

Per Month

ACH Transactions

Per Month

19%
Increase

27%
Increase

55%
Increase

58%
Increase

Asset Quality and Reserves

From the outset, we have implemented a strong
credit culture through the application of sound
banking principles.

As of December 31, 2003 Somerset Hills
Bancorp had no non-performing loans.

Loan loss reserves as of the same date totaled
$1.4 million.

Loan Loss Reserve 1.30% of total loans.

Capital Ratios

Actual

Well Capitalized

December 31, 2003

Amount

Ratio

Amount

Ratio

Total Capital (to risk-weighted assets)

$21,893

15.83%

$13,833

>

10.00%

Tier I Capital (to risk-weighted assets)

20,476

14.80

8,300

>

  6.00

Tier I Capital (to average assets)

20,476

11.82

8,600

>

  5.00

December 31, 2002

Total Capital (to risk-weighted assets)

$20,559

16.89%

$12,174

>

10.00%

Tier I Capital (to risk-weighted assets)

19,303

15.86

7,304

>

  6.00

Tier I Capital (to average assets)

19,303

14.15

6,821

>

  5.00

Sullivan Financial Services, Inc.

a subsidiary of Somerset Hills Bank

Headquarters

             100 Executive Drive, Suite 140

             West Orange, NJ 07052

             Phone:          973-325-5000

             Fax:                             973-325-6791

Sullivan Financial Services, Inc.
Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

No Doc Loans

No Cost Refinances

Sullivan Financial Services, Inc.
Loan Volume

2001

2002

2003

Originations

$304,179

$404,513

$530,913

Originations

1530

1701

2159

Closings

$220,261

$320,978

$505,384

Closings

1153

1384

2098

Sullivan Financial Services, Inc.
Loan Volume - Continued

1

st

Quarter

2002

1

st

Quarter

2003

1

st

Quarter

2004

Originations

$81,482

$140,159

$93,843

Originations

371

572

396

Closings

$59,185

$95,953

$52,379

Closings

270

393

214

Sullivan Financial Services, Inc.
Loan Volume - Continued

Average Loan Amount

2001

$194,000

2002

$232,000

2003

$240,888

1

st

 Quarter 2004

$244,764

Somerset Hills Wealth
Management, LLC

a subsidiary of Somerset Hills Bank

Somerset Hills Wealth
Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care

Insurance

Property and Casualty Insurance

Somerset Hills Wealth
Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person

Agreements

Retirement Plans & Group

Insurance

Property and Casualty Insurance

Marketing Initiatives

Newspaper Advertising

Billboards

New Brochures

Branch Signage

Direct Mail

Look to the Future
Building the Franchise

New Branch Opportunities

Acquisition Opportunities

Staffing Opportunities

SMALL BANK
BIG
ideas

SOMERSET HILLS BANK
SOMERSET HILLS BANK

Coming Soon
Summit Branch

5% Stock Dividend !!!

Stock Price

Stock - SOMH

Warrants SOMHW

12/31/2002

$7.58

$1.21

3/31/2003

7.19

1.16

Declared 5% Stock Dividend

6/30/2003

8.83

1.90

9/30/2003

9.25

2.20

12/31/2003

11.94

3.20

3/31/2004

12.98

4.05

4/20/2004

13.05

4.89

Declared 5% Stock Dividend

*Prices Adjusted to reflect 5% Stock Dividend of June 30, 2003